The Torray Fund

LETTER TO SHAREHOLDERS

February 7, 2003

Dear Fellow Shareholders:

The U.S. stock market posted its third consecutive loss during 2002, the first time this has happened since the early 1940’s. Standard & Poor’s 500 Index fell 22.1%, bringing its cumulative decline over the last three years to 37.7%. Comparable figures for The Torray Fund were –13.1% and –16.4%, respectively.

Despite this temporary setback, our Fund, since its inception 12 years ago, has earned 13.8% compounded, well ahead of the S&P 500’s 10.8% return. That three-percentage-point differential alone would double money in 24 years. Furthermore, over the last decade The Torray Fund on a pre-tax basis outperformed 95% of all domestic stock funds with 10-year track records, and 97% of them after taxes. The history of our affiliate Robert E. Torray & Co. Inc., which has managed large institutional portfolios for the last 30 years, is also encouraging. During that time, it earned 13.9% annually, turning $1 into $50. Over the same period, the S&P 500 Index returned 10.6%, resulting in $1 growing to $21.

But this is the past and we realize you want to know about the future. Not surprisingly, the question we hear most often these days is when will the market turn around? Our best guess —and we emphasize guess — is within a year or two, although it could happen sooner. We certainly hope so. When the speculative mania in stocks ended three years ago, we felt it could take up to five years to repair the damage. (Although this may seem like an eternity, it’s a blip on the radar screen in an investor’s lifetime.) Then, tragedy struck on 9/11, followed by corporate accounting scandals, huge bankruptcies, an escalation of Middle East violence and now the threat of war with Iraq. These events, coupled with the loss of some $7 trillion in stock market value, have taken an enormous toll on the public’s confidence. A whole generation and more is enduring the “perfect storm” of adversity, the kind that occurs only once or twice in a century. In spite of it all, we should not be discouraged. Our country has faced greater challenges, and the stock market has taken bigger beatings. In the end, the system has always worked, the clouds have parted and prosperity has returned. We remain eternally optimistic that history will repeat. In the meantime, investors in well-managed mutual funds must guard against two things: impatience and bad advice.

On that point, one of Wall Street’s most prominent firms has recently run full-page ads proclaiming that “It’s about being in the right place at the right time, even when the right place won’t

The Torray Fund

LETTER TO SHAREHOLDERS

February 7, 2003

sit still.” This message is a call to action, and it will cost those who listen to it a lot of money. The ad goes on to promote the company’s latest fund, “a bold combination of two sophisticated investment concepts — tactical asset allocation and sector rotation.” To be blunt, there is nothing bold or sophisticated about these nostrums. They’ve been around for decades, and in combination with other nonsensical buzzword-laden strategies, have slashed investors’ returns by sums far exceeding the losses taken on Enron, WorldCom and Tyco combined. On this we do not exaggerate. From 1984 through the end of 2001, the S&P 500 returned 14.5% while mutual funds averaged 11.5%. But, according to financial research by Dalbar, a recognized authority on market analytics, investors did even worse during this period, actually earning only 4.2% on their total assets (stocks, bonds, money market funds, etc.). Taxes, asset allocation decisions and frequent trading of stocks and funds were largely responsible for the disparity.

Morningstar data confirms that taxes take a heavy toll on investors’ returns. For example, over the last decade domestic stock mutual funds made 7.7% pre-tax, but only 5.3% after taxes. (By comparison, The Torray Fund returned 12.5% and 11.4%, respectively. The 6.1 percentage-point spread in after-tax earnings increased the money made by taxable accounts invested in our Fund by 81% relative to the results of the fund universe.) As far as asset allocation is concerned, the problem is simply that the public almost always has too little in stocks and mutual funds when they are low, and too much in the wrong ones when they’re high. The unfortunate reality is that investors tend to sell after stocks have fallen a lot and then chase popular trends and buy into fads near market peaks. This typically leads to an overconcentration of investment in highly speculative stocks and funds just as they’re about to collapse — the case in spades three years ago. A repetition or two of this cycle over a lifetime guarantees poor results. Finally, investors have squandered huge sums trading in and out of mutual funds, and from one fund to another. Evidencing shareholders’ increasing preoccupation with short-term performance, the average holding period for funds has fallen to about 2½ years. Worse yet, portfolio turnover has risen to a level where funds, as a group, hold onto stocks for an average of only 11 months. These statistics recently prompted an outcry from CNBC’s irrepressible Jim Cramer, of Kudlow and Cramer, to the effect that Americans don’t really own stocks at all, they just rent them. He has a point.

We will beat a dead horse. One of America’s foremost newspapers recently ran an article describing a pilot program offered by a major New York financial services company. Its objective

The Torray Fund

LETTER TO SHAREHOLDERS

February 7, 2003

is to fine-tune 401(k) portfolios. For an annual fee of up to 1.25% of an account’s value — a lot to pay for advice that’s sure to reduce returns — the portfolio will be “rebalanced” quarterly. In this context, “rebalanced” is a euphemism for selling stocks and funds that aren’t moving, and buying others that are. The article goes on to say that a survey last year showed that 80% of 401(k) plans didn’t make any changes in their investment allocations in 2001 (good for investors, but bad news for purveyors of financial products). A senior vice president for strategic planning termed the phenomenon a “behavioral issue,” adding “you have to overcome the inertia that has got the majority of participants not doing anything.” We presume “you” in this case refers to the sales force.

Finally, this from a mutual fund company website and TV ad: “Roll over your 401(k)? Of course. But it’s not like you’re gonna let it just sit there. No, you’re going to push it and prod it and make demands of it. Then you’re going to put it in the hands of money managers who won’t give it a moment’s rest.” Pushing, prodding, demanding and denying rest to pieces of paper — in this case stocks — will not improve the economy, corporate profits or the value of your portfolio. In short, all of this sounds very bad to us. Here are three of America’s financial giants — and there are many others doing the same thing — telling investors whose stock portfolios have probably lost 40% of their value in three years, they should trade more, or just do something, anything, when that’s exactly what got them into trouble in the first place.

This message, despite the damage it’s inflicted, continues to sell, which underscores the fact that a lot of people have been programmed to think the stock market is nothing more than a game of wits, a contest that can be won only with perfect timing, clever insights, computer models and hyperactive trading. Like the proverbial frog in a pot brought slowly to a boil, investors appear to have become increasingly comfortable with the uncritical acceptance of this false conception. We can think of no other activity where so many participants continually short-change themselves by ignoring incontrovertible evidence that what they’re doing doesn’t work. It is ironic, indeed, that the financial establishment, having played a pivotal role in once again undermining the public’s finances, now proposes to restore them with the same questionable tactics.

Our purpose in hammering away on these points is to help you avoid the sticks and brambles of a system you can’t beat. This is far more critical to your financial future than picking winners. As long-time, loyal Torray Fund shareholders know, our philosophy is the opposite of what we have described. It rejects complex formulas and strategies, forecasting, and the delusion that

The Torray Fund

LETTER TO SHAREHOLDERS

February 7, 2003

investors can make money playing the market. Instead of trying to gauge near-term trends and pounce on stocks just before they take off, we invest in large growing businesses that have done well in the past and seem likely to do so in the future. This policy recognizes the fact that, over extended periods, earnings alone cause stocks to appreciate. We keep in mind, as well, that stocks cannot outperform the businesses that issue them, a point completely lost on investors a few years ago.

The advantages of our approach are many. For one thing, it eliminates the uncertainty and fear that typically attach to strategies relying on intuition, guesswork, arcane formulas and trading. People that invest on the basis of what they think will happen to particular stocks or the market, say, next week or by year-end, are bound to be wrong most of the time. We have watched this movie for 40 years and the ending is always the same. The market moves unexpectedly in the wrong direction, the investors’ portfolios sink, they sell, regroup, then guess again. By contrast, when our Fund’s price drops, we do not get nervous and start buying and selling because we have confidence in the companies we own. Of course, some do not work out. But, that’s why diversification is so important. It is the group result that determines the outcome, and on that score, the record is reassuring.

We have tried in this letter to strike a balance between optimism and the reality of hard times, but as always happens with us, optimism has won out. We have also endeavored to offer advice and perspectives that are particularly pertinent to current circumstances. It is our hope they will guide you through these uncertain times. We think you are the best shareholders in the world, and your investment with us is deeply appreciated.

Sincerely,

Robert E. Torray	Douglas C. Eby

The Torray Fund

PERFORMANCE DATA

As of December 31, 2002

Total Rates of Return on an Investment in The Torray Fund vs. the S&P 500

For the periods ended December 31, 2002:

	1 Year	3 Years	5 Years	10 Years	Since Inception 12/31/90
The Torray Fund	-13.05%	-5.80%	2.32%	12.52%	13.81%
S&P 500	-22.10%	-14.55%	-0.59%	9.34%	10.80%

Cumulative Returns for the 12 years ended December 31, 2002

The Torray Fund	372.43%
S&P 500	243.05%

The Torray Fund

PERFORMANCE DATA

As of December 31, 2002

Change in Value of $10,000 Invested on December 31, 1990 (commencement of operations) to:

	12/31/90	12/31/92	12/31/94	12/31/96	12/31/98	12/31/00	12/31/02
The Torray Fund	$10,000	$14,523	$15,821	$30,719	$45,576	$54,609	$47,236
S&P 500	$10,000	$14,047	$15,666	$26,499	$45,438	$49,993	$34,318

The Torray Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2002

Shares		Market Value
COMMON STOCK 99.51%

15.93% DIVERSIFIED FINANCIAL SERVICES
211,205	Markel Corporation *	$ 43,402,627
1,786,250	J.P. Morgan Chase & Co.	42,870,000
686,300	American International Group, Inc.	39,702,455
1,073,000	American Express Company	37,930,550
1,056,500	Franklin Resources, Inc.	36,005,520
508,157	Citigroup, Inc.	17,882,045

		217,793,197

11.74% PHARMACEUTICALS
950,500	Merck & Co., Inc.	53,807,805
1,829,800	Bristol-Myers Squibb Company	42,359,870
901,400	Pfizer, Inc.	27,555,798
505,300	Wyeth	18,898,220
372,400	Amgen, Inc. *	18,001,816

		160,623,509

11.40% MEDIA & ENTERTAINMENT
1,178,900	Tribune Company	53,592,794
1,267,600	Clear Channel Communications, Inc. *	47,268,804
406,000	Gannett Co., Inc.	29,150,800
1,584,600	The Walt Disney Company	25,844,826

		155,857,224

9.77% DIVERSIFIED MEDICAL PRODUCTS
1,332,500	Abbott Laboratories	53,300,000
787,100	Johnson & Johnson	42,275,141
893,200	Boston Scientific Corporation *	37,978,864

		133,554,005

The Torray Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2002

Shares		Market Value

9.27% DIVERSIFIED MANUFACTURING
1,083,800	United Technologies Corporation	$ 67,130,572
1,673,800	Honeywell International, Inc.	40,171,200
835,100	Rockwell Collins, Inc.	19,424,426

		126,726,198

7.93% BANKING
1,206,800	Bank One Corporation	44,108,540
603,000	Bank of America Corporation	41,950,710
780,800	Charter One Financial, Inc.	22,432,384

		108,491,634

5.93% INDUSTRIAL MACHINERY
1,251,100	Illinois Tool Works, Inc.	81,146,346

5.88% COMMUNICATIONS SERVICES
6,008,000	Hughes Electronics Corporation *	64,285,600
722,400	EchoStar Communications Corporation *	16,080,624

		80,366,224

5.04% CONSUMER PRODUCTS
970,000	Kimberly-Clark Corporation	46,045,900
265,900	The Procter & Gamble Company	22,851,446

		68,897,346

3.75% COMPUTER SYSTEMS & INTEGRATION
1,710,000	Hewlett-Packard Company	29,685,600
278,000	IBM Corporation	21,545,000

		51,230,600

3.21% DATA PROCESSING & MANAGEMENT
1,119,300	Automatic Data Processing, Inc.	43,932,525

2.32% ADVERTISING
2,255,800	The Interpublic Group of Companies, Inc.	31,761,664

2.31% REAL ESTATE
1,261,000	CarrAmerica Realty Corporation	31,588,050

The Torray Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2002

Shares		Market Value

1.86% ELECTRICAL EQUIPMENT
501,000	Emerson Electric Co.	$ 25,475,850

1.32% SOFTWARE
1,671,100	Oracle Corporation *	18,047,880

1.28% COMPUTERS & PERIPHERALS
1,758,700	EMC Corporation *	10,798,418
2,151,500	Sun Microsystems, Inc. *	6,691,165

		17,489,583

0.57% SEMICONDUCTOR EQUIPMENT & PRODUCTS
502,700	Intel Corporation	7,827,039

TOTAL COMMON STOCK 99.51%		1,360,808,874
(cost $1,428,288,483)
SHORT-TERM INVESTMENTS 0.53%
(cost $7,244,159)	PNC Bank Money Market Account, 0.70%	7,244,159

TOTAL PORTFOLIO SECURITIES 100.04%		1,368,053,033
(cost $1,435,532,642)
LIABILITIES LESS OTHER ASSETS (0.04%)		(517,354)

NET ASSETS 100.00%		$1,367,535,679

TOP 10 HOLDINGS

1. Illinois Tool Works, Inc.	6. Abbott Laboratories

2. United Technologies Corporation	7. Clear Channel Communications, Inc.*

3. Hughes Electronics Corporation*	8. Kimberly-Clark Corporation

4. Merck & Co., Inc.	9. Bank One Corporation

5. Tribune Company	10. Automatic Data Processing, Inc.

*non-income producing securities

See notes to the financial statements.

The Torray Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2002

ASSETS

Investments in securities at value (cost $1,435,532,642)	$1,368,053,033

Subscriptions receivable	1,543,624

Interest and dividends receivable	2,556,770

Prepaid insurance	23,252

TOTAL ASSETS	1,372,176,679

LIABILITIES

Redemptions payable	3,277,080

Accrued expenses and other liabilities	1,363,920

TOTAL LIABILITIES	4,641,000

NET ASSETS	$1,367,535,679

Shares of beneficial interest ($1 stated value, 42,417,014 shares outstanding, unlimited shares authorized)	$42,417,014

Paid-in-capital in excess of par	1,387,494,540

Accumulated net realized gains	5,103,734

Net unrealized depreciation of investments	(67,479,609)

NET ASSETS	$1,367,535,679

Per Share	$32.24

See notes to the financial statements.

The Torray Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2002

INVESTMENT INCOME

Dividend income	$24,984,649

Interest income	77,650

Total income	25,062,299

EXPENSES

Management fees	15,115,112

Transfer agent fees & expenses	509,564

Printing, postage & mailing	232,163

Custodian’s fees	101,555

Legal fees	77,876

Trustees’ fees	72,300

Registration & filing fees	55,216

Insurance	52,692

Audit fees	28,000

Total expenses	16,244,478

NET INVESTMENT INCOME	8,817,821

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments	5,103,863

Net change in unrealized appreciation (depreciation) on investments	(228,677,856)

Net realized and unrealized gain (loss) on investments	(223,573,993)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(214,756,172)

See notes to the financial statements.

The Torray Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31:

	2002	2001
Increase (Decrease) in Net Assets from Operations:

Net investment income	$8,817,821	$7,626,157

Net realized gain on investments	5,103,863	36,378,124

Net change in unrealized appreciation (depreciation) on investments	(228,677,856)	(61,146,110)

Net decrease in net assets from operations	(214,756,172)	(17,141,829)

Distributions to Shareholders from:

Net investment income ($0.205 and $0.184 per share, respectively)	(8,817,821)	(8,180,172)

Net realized gains ($0.207 and $1.759 per share, respectively)	(8,974,996)	(77,553,564)

Total distributions	(17,792,817)	(85,733,736)

Shares of Beneficial Interest:

Decrease from share transactions	(38,729,489)	(79,282,266)

Total decrease	(271,278,478)	(182,157,831)

Net assets — beginning of year	1,638,814,157	1,820,971,988

Net assets — end of year	$1,367,535,679	$1,638,814,157

See notes to the financial statements.

The Torray Fund

FINANCIAL HIGHLIGHTS

For a share outstanding:

PER SHARE DATA

	Years ended December 31:
	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Year	$37.530	$39.790	$44.310	$36.480	$33.850

Income from investment operations

Net investment income	0.205	0.172	0.265	0.073	0.139

Net gains (losses) on securities (both realized and unrealized)	(5.083)	(0.489)	(1.730)	8.616	2.630

Total from investment operations	(4.878)	(0.317)	(1.465)	8.689	2.769

Less: distributions Dividends (from net investment income)	(0.205)	(0.184)	(0.253)	(0.073)	(0.139)

Distributions (from capital gains)	(0.207)	(1.759)	(2.802)	(0.786)	0.000

Total distributions	(0.412)	(1.943)	(3.055)	(0.859)	(0.139)

Net Asset Value, End of Year	$32.240	$37.530	$39.790	$44.310	$36.480

Total Return [1]	(13.05%)	(0.52%)	(3.38%)	24.01%	8.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000’s omitted)	$1,367,536	$1,638,814	$1,820,972	$1,895,538	$1,458,854

Ratios of expenses to average net assets	1.07%	1.07%	1.06%	1.07%	1.09%

Ratios of net income to average net assets	0.58%	0.45%	0.64%	0.18%	0.42%

Portfolio turnover rate	22.52%	37.56%	45.44%	32.55%	25.96%

1Past performance is not predictive of future performance.

See notes to the financial statements.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2002

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Torray Fund (“Fund”) is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund’s primary investment objective is to provide long-term total return. The Fund seeks to meet its objective by investing its assets in a diversified portfolio of common stocks. In order to accomplish these goals, the Fund intends to hold stocks for the long term, as opposed to actively buying and selling. There can be no assurances that the Fund’s investment objectives will be achieved. The Fund was organized as a business trust under Massachusetts law. The Torray Corporation serves as administrator and investment advisor to the Fund.

The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation    Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported, the last reported bid price.

Securities Transactions and Investment Income    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the specific identification basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on short-term investments, is recorded on the accrual basis.

Federal Income Taxes    The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments to its shareholders. Therefore, no Federal income tax provision is required. Cost of securities for tax purposes is substantially the same as for financial reporting purposes.

Net Asset Value    The net asset value per share of the Fund is determined once on each day that the New York Stock Exchange is open, as of the close of the Exchange.

Use of Estimates    In preparing financial statements in accordance with U.S. generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2002

NOTE 2 — SHARES OF BENEFICIAL INTEREST TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year ended 12/31/2002		Year ended 12/31/2001
	Shares	Amount	Shares	Amount
Shares issued	7,976,490	$284,739,641	5,837,912	$225,097,273
Reinvestments of dividends and distributions	501,011	16,935,699	2,268,838	81,752,646
Shares redeemed	(9,726,760)	(340,404,829)	(10,200,310)	(386,132,185)

	(1,249,259)	$(38,729,489)	(2,093,560)	$(79,282,266)

Officers, Trustees and affiliated persons of The Torray Fund and their families directly or indirectly control 1,713,658 shares or 4.04% of the Fund.

NOTE 3 — PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2002, aggregated $339,544,315 and $378,521,634, respectively. Net unrealized depreciation of investments at December 31, 2002, includes aggregate unrealized gains of $134,524,377 and unrealized losses of $202,003,986.

NOTE 4 — MANAGEMENT CONTRACT

Pursuant to the Management Contract, The Torray Corporation provides investment advisory and portfolio management services to the Fund. The Fund pays The Torray Corporation a management fee, computed daily and payable monthly at the annual rate of one percent of the Fund’s average daily net assets. During the year ended December 31, 2002, The Torray Fund paid management fees of $15,115,112 (1% of average net assets).

Excluding the management fee, other expenses incurred by the Fund during the year ended December 31, 2002, totaled $1,129,366. These expenses include all costs associated with the Fund’s operations including transfer agent fees, Independent Trustees’ fees ($10,000 per annum and $1,000 for each Board meeting attended), taxes, dues, fees and expenses of registering and qualifying the Fund and its shares for distribution, charges of the custodian, auditing and legal expenses, insurance premiums, supplies, postage, expenses of issue or redemption of shares, reports to shareholders and Trustees, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and other miscellaneous expenses.

Certain officers and Trustees of the Fund are also officers and/or shareholders of The Torray Corporation.

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2002

NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of dividends and distributions paid during 2002 and 2001 were as follows:

	2002	2001
Distributions paid from:
Ordinary income	$8,817,821	$8,180,172
Long-term capital gain	8,974,996	77,553,564

	$17,792,817	$85,733,736

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed capital gains	$5,103,734
Unrealized depreciation	(67,479,609)

$(62,375,875)

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2002

NOTE 6 — FUND MANAGEMENT

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 443-3036.

Name, (DOB), Address* and Positions with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee

DISINTERESTED TRUSTEES

Bruce C. Ellis 07/20/1944 Trustee	Indefinite Term Since Jun 1993	Private Investor Bethesda, Maryland	2
Robert P. Moltz 10/03/1947 Trustee	Indefinite Term Since Nov 1990	President, CEO Weaver Bros Insurance Assoc. Bethesda, Maryland	2	Consulting Director Riggs National Corporation
Roy A. Schotland 03/18/1933 Trustee	Indefinite Term Since Nov 1990	Professor of Law Georgetown University Law Center Washington, D.C.	2	Director of Custodial Trust Co. a Bear Stearns subsidiary
Wayne H. Shaner 08/23/1947 Trustee	Indefinite Term Since Jun 1993	Vice President, Investments Lockheed Martin Investment Management Company Bethesda, Maryland	2
Dr. Charlene R. Nunley 09/26/1950 Trustee	Indefinite Term Since May 2002	President Montgomery College Rockville, Maryland	2
Dr. Carl C. MacCartee, Jr. 01/09/1941 Trustee	Indefinite Term Since May 2002	Medical Doctor-MacCartee, Haas, Grossman, Connell & Shaffer, M.D., P.A. Chevy Chase, Maryland	2
Dr. Patricia Kavanagh 11/01/1949 Trustee	Indefinite Term Since May 2002	Medical Doctor, Resident at Neurological Institute at Columbia Presbyterian New York, New York	2

INTERESTED TRUSTEES

William M Lane 05/21/1950 President, Secretary, Trustee	Indefinite Term Since Nov 1990	President, The Torray Fund Vice President, Robert E. Torray & Co. Inc. Vice President, The Torray Corporation Bethesda, Maryland	2
Douglas C. Eby 07/28/1959 Vice President, Treasurer, Trustee	Indefinite Term Since June 1993	President, Robert E. Torray & Co. Inc. Vice President and Treasurer, The Torray Corporation Bethesda, Maryland	2	Director, Markel Corporation Richmond, Virginia
Robert E. Torray 04/10/1937 Trustee	Indefinite Term Since May 2002	Chairman, Robert E. Torray & Co. Inc. President, The Torray Corporation Bethesda, Maryland	2	Director, CarrAmerica Realty Washington, D.C.

*	All addresses are c/o The Torray Fund, 7501 Wisconsin Avenue, Suite 1100, Bethesda, MD 20814-6523

The Torray Fund

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2002

NOTE 7 — SPECIAL MEETING OF THE SHAREHOLDERS

A special meeting of the shareholders of the Trust was held on May 22, 2002 (the “Meeting”) to approve the election of Trustees of the Trust. The number of shares outstanding as of the record date, March 4, 2002, the number of shares represented at the Meeting, and the details of the voting with respect to the election of each Trustee nominee are set forth below. Each Trustee nominee received the required number of affirmative votes necessary for election.

	Shares Outstanding	Shares Represented
The Torray Fund (consisting of its two series, The Torray Fund and The Torray Institutional Fund)	44,058,713	24,875,830

Proposal: Election of Trustees of the Trust

Trustee Nominee:	For		Withheld
Douglas C. Eby	24,320,927	97.77%	554,903	2.23%
Bruce C. Ellis	24,668,863	99.17%	206,967	0.83%
Patricia Kavanagh	24,646,230	99.08%	229,600	0.92%
William M Lane	24,320,385	97.77%	555,445	2.23%
Carl C. MacCartee, Jr.	24,625,071	98.99%	250,759	1.01%
Charlene R. Nunley	24,644,132	99.07%	231,698	0.93%
Robert P. Moltz	24,668,745	99.17%	207,085	0.83%
Roy A. Schotland	24,644,786	99.07%	231,044	0.93%
Wayne H. Shaner	24,673,188	99.19%	202,642	0.81%
Robert E. Torray	24,323,032	97.78%	552,798	2.22%

The Torray Fund

INDEPENDENT AUDITOR’S REPORT

As of December 31, 2002

To the Shareholders and Board of Trustees of

The Torray Fund

Bethesda, Maryland

We have audited the accompanying statement of assets and liabilities of The Torray Fund, including the schedule of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Torray Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

January 16, 2003

TRUSTEES

Douglas C. Eby

Bruce C. Ellis

Patricia Kavanagh

William M Lane

Carl C. MacCartee, Jr.

Robert P. Moltz

Charlene R. Nunley

Roy A. Schotland

Wayne H. Shaner

Robert E. Torray

INVESTMENT ADVISOR

The Torray Corporation

OFFICERS

Robert E. Torray, President

Douglas C. Eby, Vice President

William M Lane, Vice President

AUDITORS

Briggs, Bunting & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, PA 19102-1732

TRANSFER AGENT

PFPC Inc

760 Moore Road

King of Prussia, PA 19406-1212

LEGAL COUNSEL

Dechert

1775 Eye Street, N.W.

Washington, D.C. 20006

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The Fund’s website is www.torray.com

The

TORRAY

FUND

ANNUAL REPORT

December 31, 2002

The Torray Fund

Suite 1100

7501 Wisconsin Avenue

Bethesda, Maryland 20814-6523

(301) 493-4600

(800) 443-3036